Exhibit 10.23

Buenos Aires, April 19, 2021

For the attention of:

FB LÍNEAS AÉREAS S.A.

Re: "Standard Ground Handling Agreement - Simplified Procedure Annex B for International Flights and Cabotage."

To whom it may concern:

We are writing for the purpose of sending you the following proposal (hereinafter, the "Offer") on the part of INTERCARGO S.A.U. (hereinafter, "The Ground Handling Company") whose terms and conditions will be applied, in the event of being accepted, in accordance with the mechanism set forth below, for the provision of the "Ground Handling Services under the Simplified Procedure Annex B for International Flights and Cabotage for your Airline, FB LÍNEAS AÉREAS S.A. (hereinafter "The Transport Company" and, in conjunction with the Ground Handling Company, the "Parties").

This proposal renders null and void any other proposal sent previously.

For all legal purposes, it will be understood that the Ground Handling Company has its address in its head office located at Calle Hipólito Yrigoyen 250, Floor 12, office 1224, of the Autonomous City of Buenos Aires where all the notifications will be sent and deemed valid that the Transport Company must send you while this Offer stands, as will any notice given by a court of law in view of a dispute between the Parties.

For all legal purposes it will be understood that the Transport Company has its address in its head office located at Calle Vedia 3616, Floor 6, of the Autonomous City of Buenos Aires, where all the notifications will be sent and deemed valid that the Ground Handling Company must send you while this Offer stands, as will any notice given by a court of law in view of a dispute between the Parties.

PREAMBLE

This Offer in Annex B is drafted in accordance with the simplified procedure that will be applied between the parties, considering the conditions of the Main Agreement and Annex A of the SGHA of April 2018, published by the International Air Transport Association (hereinafter, "IATA") reproduced, accepted and known, unless they are expressly amended here or in any of its Annexes, with this Annex B prevailing.

This Offer is comprehensive and complemented by Annexes B-I (Services and Elements included in the fee for the basic service in accordance with the AIC fee schedule), B-II (Services and Elements not included in the fee for the basic service that is additionally provided, described by way of illustration), B-III (Quality Assurance and Operational Safety Standards for ground operations - Memorandum of Understanding about standards of service provision — Graphs - Checklist), B-IV A and B-IV B (Claim forms) and the current AIC fee schedule, ANAC Resolution No. 632/2019 or the one(s) that amend or replace them in the future.

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OFFER

The acceptance of this Offer implies the validity and acceptance of the following terms and conditions:

ARTICLE 1 - OBJECT.

The object of this proposal is the provision of ground handling services (ramp service) by the Ground Handling Company to the Transport Company in various Airports of the Argentine Republic.

ARTICLE 2 - DEFINITIONS

The definitions used are the ones contained in the current AIC fee schedule, ANAC Resolution No. 632/2019 or the one(s) that amend or replace them in the future, apart from the ones listed below:

- Ramp service: This comprises all the activities performed by the Ground Handling Company, for ground handling for the aircraft that operate in the airports where it has a presence, specifically including the activities performed on the apron.

- Stand-by Equipment: Additional stand-by service is understood to be those requests for equipment to be made available by the Transport Company, as a precautionary measure or for another operational reason, without it being put into use. (For example, G.P.U., pneumatic start-up, among other things).

- Surpluses: The use of elements or services for a longer period of time than that considered to be free within the Basic Ramp Service in the current AIC fee schedule, or in the one that amends or replaces it in the future, will generate what are known as "Surpluses."

- Additionals: The provision of services that are not included within the Basic Ramp Service Fees will generate what are known as "Additionals.” (For example: wingtip signaler, towing, assistance at counters, among other things).

- Application of the current fee schedule: In order to define the fees corresponding to the provision of the ramp service, whose terms are agreed in this instrument, the provisions established in the current fee schedule or in the one that amends or replaces it shall be applied.

ARTICLE 3 - SERVICES.

The Ground Handling Company will provide the services listed below, as contemplated in the Argentinean legislation and the current standards, provisions and procedures of the International Civil Aviation Organization (ICAO) and IATA.

3.1 RAMP SERVICES.

The Ground Handling Company will provide the Transport Company with the services included in the ANAC 632/2019 Resolution and the services that are established, modified and replaced in the future.

In every case, the Ground Handling Company will make every effort to provide the services it offers regularly, punctually and efficiently, including the ones contemplated in items 3.2 and 3.3 below, taking care not to affect the operations of the Transport Company.

Annexes B-I and B-II that form an integral part hereof include the pertinent operational clarifications.

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The services mentioned in said annexes will be applied depending on the type of aircraft (wide fuselage, narrow fuselage, light aircraft), the type of service (terminal, transit, incoming or outgoing freight, incoming and outgoing freight, executive, and others) and the type of flight, as determined in said legislation and regulations.

3.2 OTHER SERVICES.

The Ground Handling Company shall be able to provide other services the Transport Company requires and not included in this Offer that are contemplated in Annex A of the SGHA of IATA or other applicable documents, or that are determined in the future, as authorized by its concession agreement and when the provision thereof is feasible.

3.3 SUBCONTRACTING OF SERVICES.

The Ground Handling Company may subcontract the services authorized by its concession agreement.

The Ground Handling Company shall, within 5 (five) business days of the requirement, provide the Transport Company with the documentation demanded in Art. 30 of the Employment Contract Law [Ley de Contrato de Trabajo], inasmuch as said requirement is duly founded and specified. This requirement will apply to both its own personnel and subcontracted personnel.

3.4 AIRPORTS WHERE THE GROUND HANDLING COMPANY PROVIDES THE RAMP SERVICE.

- EZEIZA "Ministro Pistarini"

- AEROPARQUE "Jorge Newbery"

- ROSARIO "Rosario International Airport"

- CORDOBA "Pajas Blancas"

- MENDOZA "El Plumerillo"

- IGUAZU "Cataratas del Iguazú"

- BARILOCHE "San Carlos de Bariloche"

- RIO GALLEGOS "Río Gallegos"

- TUCUMAN "International Airport Teniente Benjamín Matienzo"

- USHUAIA "Argentinean Malvinas International Airport"

- EL CALAFATE "El Calafate International Airport"

- COMODORO RIVADAVIA "Gen. Enrique Mosconi International Airport"

- SALTA "Martín Miguel de Güemes International Airport"

- JUJUY "Dr. Horacio Guzmán Airport"

- PUERTO MADRYN "El Tehuelche Airfield"

- NEUQUEN "Presidente Perón International Airport of Neuquén"

- SANTA FE "Sauce Viejo Airport"

The ones mentioned here are by way of illustration, with other airports possibly being added in the future.

ARTICLE 4 - OPERATIONAL COORDINATION.

4.1 SCHEDULED AND SPECIAL FLIGHTS.

The Transport Company assumes the obligations detailed below:

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4.1.1 FOR THE SCHEDULES.

a) Notification of arrivals, departures and flight routes forty-eight hours (48 hrs.) in advance.

b) If there is a change in said schedule, said change should be reported via SITA, email, note or fax, at least the time the flight takes in advance with a maximum limit of 8 (eight) hours.

4.1.2 CONFIGURATION OF STANDARD AND SPECIAL LOADS.

For standard loads, at least 2 (two) hours in advance of the scheduled arrival of the flight, the Transport Company should specify the following information:

a) Amount and type of the freight elements.

b) Weight and/or maximum dimensions of the packages.

c) Stowage characteristics (bulk, pallets, etc.)

d) Hazardous substances.

e) Handling of special loads.

For special loads, which are those that need the Ground Handling Company to subcontract additional equipment (for example: cranes), the definitive notification including the aforementioned information should be given 15 (fifteen) days in advance.

4.1.3 THE AIRCRAFT.

At least forty-eight hours (48 hrs.) in advance, the Transport Company must specify:

a) Type of airplane and registration.

b) Deviations and/or particular requirements arising from the elements of support for cargo handling, specific to the plane.

4.1.4 THE OPERATION.

a) Required services (standard and additional services), specifying through SITA or by email to the Schedules Sector, the schedule, place and quantity of towing elements (dollies, cargo and mail carts) that should be in place.

b) For G.P.U. and stairway services, said communication should include the starting and cut-off schedules and, if not received and/or the Transport Company’s maintenance personnel are not to be found for their disconnection, the total period of their placement will be understood to be complete.

c) The Transport Company will notify by SITA, email or fax the request for additional stand-by services, specifying the schedule for starting and concluding each required piece of equipment.

d) Permanent presence of responsible personnel from the Carrier for the operational coordination of the service.

e) Specialist personnel of the Transport Company to help with the stowage and unloading of live animals and perishables.

4.1.5 CERTIFICATION OF THE RAMP SERVICE.

Re. items 4.1.5.1 and 4.1.5.2 that are detailed below, the Ground Handling Company is authorized for the alternative use of the electronic and/or manual certification, inasmuch as this modality is implemented, based on its operational utility and/or technological possibility.

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4.1.5.1. - THE ELECTRONIC CERTIFICATION shall be governed by the following clauses:

a) The Ground Handling Company’s personnel responsible for attending to the flight will proceed to electronically certify all the services that are provided, always specifying amounts used, as well as the times for starting and finishing each service, by means of an app installed in a mobile device (electronic certification). Said certification will proceed to indicate the nature of the flight

(international or cabotage), the type of service (terminal, transit, incoming or outgoing cargo, etc.) and the coding of the elements, amounts and time used.

b) If the required service corresponds to isolated components in accordance with current regulations or the ones that arise from other services that are not included in the current AIC Fee Schedule in the context of Art. 5.5 (other services of the Offer Letter, their additional certification will be maintained manually. Once these types of services are incorporated into the electronic certification, the corresponding prior notification will be sent and the provisions hereof applied.

c) The Transport Company must forward to the Ground Handling Company the list of personnel authorized to sign the certification at the foot of the plane as well as of the personnel with sufficient powers to give their approval of the electronic certifications to be made through the client portal. In the event that the company does not send the list of signatories, or they are not present at the moment of the certification at the foot of the plane, it will be closed without being signed and it will be possible to approve the service from the client portal within 24 hrs. of the service having been provided. Likewise, the Transport Company must keep the list of signatories up to date by reporting their registrations and cancellations every month.

d) The Transport Company’s personnel will give their approval of the electronic certification of the ramp services provided by the Ground Handling Company when the operation finishes. Approval having been given, the next thing will be the digital signature, based on the current list of signatories, on the mobile app, in those cases where the company’s personnel are at the foot of the plane to make it. If the Transport Company’s employee notices inconsistencies in the electronic certification, he or she may record the observations he or she considers in a field assigned for that purpose in the mobile app.

Should no personnel be found at the foot of the plane to give the digital signature, the Transport Company will be able to provide the approval, or record observations on the certification in the client portal in a field assigned for such purpose. Likewise, the control and statistics sector of the Ground Handling Company’s Operations Area will review the clients’ observations and, if applicable, make the necessary adjustments on the certification. These adjustments will be reported to the client by email.

e) The lack of a signature on the services certification on the part of the Transport Company will not impede the Ground Handling Company from issuing the corresponding invoice for the services provided, 24 hours after the certification is available on the Client portal. All this without detriment to the claims procedure set forth in Article 7 of the Standard Ground Handling Agreement.

f) The control and statistics sector of the Ground Handling Company’s Operations Area will review the services provided and, should inconsistencies be found in the certification, make the necessary adjustments in the certification, reporting them to the Transport Company by email.

g) Cases of exception: If, for some reason, the system cannot be used on the mobile device, the Transport Company’s personnel should, as an exception, fill in the certification in the manual form. Once the system is available again, the Ground Handling Company shall transcribe the data reported in the manual form into the electronic certification. When the aforementioned transcription is finished, the service certification will be available on the portal, as established in section "d."

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4.1.5.2. - The MANUAL CERTIFICATION shall be governed by the following clauses:

a) The Transport Company’s personnel should sign the certification of the ramp services provided by the Ground Handling Company as soon as the operation is completed, providing the name and surname of the signatory, the job they performed and the date of certification. Under no circumstances may the Transport Company’s personnel refuse to sign the certification of services, which shall be drawn up for the services effectively provided, as established in the regulations and the provisions of this offer. Without detriment to the claims procedure set forth in article 7 of this Offer. The lack of a signature on the services certification on the part of the Transport Company will not impede the Ground Handling Company from issuing the corresponding invoice for the services provided.

b) The Transport Company undertakes to declare which personnel are authorized to draw up the service certifications, for which purpose it will provide the Ground Handling Company with a registry of signatures. If this does not happen, it will be assumed that the personnel who signs the certification of services is authorized by the Transport Company to sign said document. Likewise, the Transport Company undertakes to keep the aforementioned list up to date.

4.1.6 WASTE COMING FROM ABROAD AND ITS CERTIFICATION.

The services to be provided for the collection and disposal of waste coming from abroad will, with the prior agreement of the Parties, be implemented in those airports that have the airport facilities and infrastructure approved by the control authority.

The Ground Handling Company shall present the Transport Company with the certifications for the services provided for the collection and treatment of the waste coming from abroad - SENASA Resolution No. 77/2019 and/or the one that replaces it in the future, every two weeks. The Transport Company’s personnel must sign said certifications when they are presented.

Without prejudice to the provisions of the above paragraph, all the effects of this certification shall be governed by the terms established in sub. Art. 4.1.5 The certification of the ramp service.

4.2 QUALITY AND OPERATIONAL SAFETY.

Quality Assurance and Operational Safety Standards for ground operations - Memorandum of understanding about standards of service provision — Graphs and Checklist form part of Annex B-III.

Said annex includes the guidelines for the coordination of the best provision of the service, which include the organization of the operational meetings to be held between the Parties, and the bases for the application of the operational manuals of the Transport Company.

ARTICLE 5 - GROUND HANDLING FEES.

5.1 BASIC AND ADDITIONAL SERVICE FEE.

In consideration for the services provided, the basic service fee for every attention given, in accordance with item 1 "Basic ramp fee that applies to international flights service" in the l Ramp Services Fee Schedule Table approved by ANAC Resolution N- 632/2019 or the one(s) that amend(s) or replace(s) it/them in the future.

The services and elements not included in the basic service fee that are offered in addition will be appraised

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in accordance with items 3 "Unit Fee for Isolated Components,” 4 "Use of Telescopic Gangway for connection" and 5 "Labor" and/or in accordance with the aforementioned ANAC Resolution or the one that amends or replaces it in the future.

5.2 CONDITIONS FOR BILLING THE RAMP SERVICES.

The free times, elements and services included in the basic service fee are the ones stipulated in the current regulations.

The calculation methodology for the surpluses and/or additionals to the basic service shall be applied as described below:

5.2.1 Surpluses:

They will be applied in accordance with the stipulations of the current AIC Fee Schedule ANAC Resolution No. 632/19 or the one(s) that amend(s) or replace(s) it/them in the future.

Under no circumstances will "Surpluses" be considered if the period of time greater than what is deemed free in the Basic Ramp Service is caused by delays in the Service and/or faults and/or failures of elements that should be supplied by the Ground Handling Company.

5.2.2 Additionals:

The calculation of the additionals will be based on the sum total of the times for the provision of the services provided in addition to the ones included in the Basic Fee and will be invoiced by module or complete fraction (half an hour or a full hour, as determined for each element), regardless of whether or not the real times of use are less than the module or the minimum established fraction of time.

If the time of use of the minimum fraction is exceeded, as many modules or fractions as needed to cover said period of time should be counted for its billing.

5.2.3 Billing of Cargo Flights:

For billing the services provided to cargo flights, the fee calculated for each one of the possible types of services to be provided (incoming and outgoing cargo, just incoming cargo or just outgoing cargo) will be used.

5.3 SURCHARGES

When applicable, the surcharges will apply that are stipulated in the current AIC fee schedule ANAC Resolution N2 632/2019 or the one(s) that amend or replace it/them in the future.

5.4 USE OF EQUIPMENT DURING THE RAMP OPERATION FOR OTHER TASKS:

5.4.1 The use of elements during the operation for services other than the ramp, such as aircraft maintenance, will be invoiced as "additionals" to the service, per service or fraction of an hour of use, as the case may be.

5.4.2 In the event of a request for Stand-by equipment, each required piece of equipment will be certified as an additional, from its availability at the foot of the airplane to its release, even if it is not actually used in the service.

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5.5 OTHER SERVICES.

The Ground Handling Company will define the specific fees and conditions to be applied for those other services it may offer, as described in Art. 3 – Sub. Art. 3.2 of this Offer.

ARTICLE 62 - BILLING AND MEANS OF PAYMENT.

6.1 BILLING.

The Ground Handling Company will invoice the Transport Company every two weeks for the charges arising from the provision of the certified services as established in Article 4.1.5, without prejudice to the claims procedure contemplated in Article 7 of this offer.

6.2 MEANS OF PAYMENT.

The Transport Company will pay the Ground Handling Company’s invoices in accordance with the following conditions:

The payment must be made within fifteen (15) days after the date when the invoice is received. The payment must be made in cash in the administrative offices of the Ground Handling Company, located in the Ministro Pistarini International Airport, Building TUC-TCA, 2nd floor, Ezeiza, Province of Buenos Aires, or through a bank transfer to the account that the Ground Handling Company reports to the Transport Company. Defaults will be dealt with automatically.

a) Payments made more than fifteen (15) days after the date when the invoice is received will incur compensatory interest that will be calculated on the sums owed in accordance with the Active Rate, General Diversified Portfolio of the Bank of the Argentina Nation.

b) As of thirty-one (31) days after the date when the invoice is received, apart from the compensatory interest contemplated in the above subclause, a punitive interest of ten percent (10%) per annum shall be applied from the date when the balances owed fall due until they are actually paid.

c) Once thirty-one (31) days have elapsed after the date when the invoice is received, without detriment to any legal actions that the Ground Handling Company may undertake or have undertaken to collect the amount owed, it will also be able to opt for the termination of the effects of the acceptance of this Offer and notify the Transport Company of said decision at least 15 (fifteen) calendar days in advance without the latter being entitled to file any claim in respect thereof. This is without detriment to the Ground Handling Company’s acknowledged power of rescission without any need for justification, in accordance with Article 9.1 of this Offer.

d) Late payment will be equivalent to a partial payment to, first of all, pay off interest, then expenses and, lastly, capital.

e) By way of clarification, the payment will be understood to have the effect of canceling the debt when: a) it is made in full without any unilateral reductions, compensations or deductions of any kind; b) in the event of bank transfers, the moment it is accredited; c) in the case of payment by check, 24 business hours will be considered from the time it is received or it expires; in the latter case, if deferred.

If the check is rejected because of a mistake in how it is drawn up or a lack of funds, the payment made

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will not be taken into account, and the Transport Company will also have to pay the corresponding banking expenses.

In the case of payment by bank transfer, it will be a basic requirement to send the receipt of transfer, withholdings, when applicable, and payment details, for correct application in order for the receipt to be issued by the Ground Handling Company.

f) Under no circumstances will the Transport Company be able to unilaterally offset or deduct the items that may have been claimed from the invoices issued by the Ground Handling Company. If it should do so, the guidelines set forth in this Sub-article 6.2 shall be applied.

g) In the cases of payments or deposits made after the deadline when legal actions have been filed, said payment will be considered on account, first paying off the costs, expenses and fees incurred by the default; secondly, the interest accrued and calculated on the payment date; and finally, the balance of the capital owed. Fees resulting from the default are understood to be the fees of the acting mediator together with those of the professional(s) of the Ground Handling Company. In the event of a failure to reach an agreement about these last issues, either of the Parties may ask the courts to intervene.

h) The amounts invoiced in U.S. dollars will, for their payment, be converted into Argentinean currency at the average selling rate of the Bank of the Argentine Nation for the two weeks being invoiced.

i) The Transport Company will deliver the documentation relating to proofs of registration, exemption, exclusion or other proofs to the Ground Handling Company and keep it up to date for the lifetime of this Offer and any type of provision that applies in relation to every type of tax (Gross Income, V.A.T., etc.) and tax administration bodies (AFIP, ARBA, etc.) in compliance with the current Argentinean tax regulations.

6.3 PAYMENT BOND.

The Transport Company must, within the 10 days after the acceptance of this document, present a subsisting and sufficient payment bond, valid for the period the legal effects last of the acceptance of this proposal for the provision of ramp services, and for an amount equivalent to the gross billing per basic service corresponding to 31 (thirty-one) days of provision of ramp services.

a) Determination of the amount of the bond: In order to determine the amount of the bond to be submitted, the Ground Handling Company will consider the Transport Company’s level of activity as well as the gross billing corresponding to the provision of the ramp services for the first month of the year in progress or, should it not have that information, the estimated flights schedule.

b) The Ground Handling Company will, based on said information, determine the monthly value of said provision and calculate the amount corresponding to the bond to be submitted, which will be reported to the Transport Company for it to be set up.

c) If there is a change in the schedule and/or the service fee and/or the current exchange rate, while the legal effects of the acceptance of this proposed last, the Ground Handling Company may, at the request of either of the parties, ask for the amount of the bond to be updated.

d) Forms of security: The security may be posted in any of the ways detailed below or through a combination thereof with, in principle, the choice being at the discretion of the Transport Company:

a. In cash, through a deposit into the bank account provided by the Ground Handling Company or by

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means of a postal order or bank draft.

b. With a certified check drawn on a bank in the Argentine Republic. The Ground Handling Company shall proceed to its deposit within the terms governing this operation.

c. With government bonds issued by the NATIONAL GOVERNMENT that should be deposited in the BANK OF THE ARGENTINE NATION to the order of the Ground Handling Company. The amount will be calculated taking into account the price of the government bonds at the close of the penultimate business day before the establishment of the security in the corresponding Stock Market. Should this way be chosen for its establishment, a charge will be made for the expenses resulting from its execution.

d. With a bank guarantee or another bond to the satisfaction of the Ground Handling Company, with the guarantor standing as joint and several debtor, plain and simple and main payer, waiving the benefits of division and excussion under the terms of article 1584 subclause d of the Civil and Commercial Code, as well as with the waiver of the benefit of a prior formal court demand.

e. With a surety bond, by means of policies approved by the SUPERINTENDENCY OF INSURANCE OF THE ARGENTINEAN NATION [SUPERINTENDENCIA DE SEGUROS DE LA NACION ARGENTINA], issued in favor of the Ground Handling Company and whose clauses comply with the model and regulations issued by the Enforcement Authority for this purpose. The Ground Handling Company reserves the right to accept the issuing insurance company as well as its substitution during the execution of the Agreement.

f. Currency of security: The security should be in the same currency in which the ground handling service’s fee is established. When the fee for the provision of the service is established in U.S. dollars and the bond established in cash or check, the amount of the bond can be set up in Argentinean currency and its amount calculated on the basis of the selling rate of the Bank of the Argentine Nation in force at the close of business on the day before the date when the security is set up." The security will be returned for the same par value and in the same currency in which it was received.

The enforcement of the bond will require a delay of 15 calendar days on the part of the Transport Company and a demand for payment reliably delivered with a warning that the bond could be called in.

In the event that the Transport Company does not submit the bond within the specified term (10 days after the acceptance of the Offer), the Ground Handling Company may, at its sole discretion, establish new commercial, billing and payment conditions (clause 6.1 and 6.2), being consequently authorized to set advance payment conditions for the provision of the service and/or double the agreed penalties, among other issues.

ARTICLE 7 - CLAIMS PROCEDURE.

7.1 TYPES OF CLAIMS.

In the event of any type of claim that there could be owing to differences in the billing of the services provided, operational drawbacks in the provision of ramp services and resulting from incidents and/or accidents of aircraft, the Transportation Company must, within a term of 10 (ten) business days, give the Ground Handling Company notification, clearly specifying the reasons behind the claim.

The claim’s notification will only be considered valid if it includes the required information and documentation and complies with the terms for submission, to wit:

a) When the claim is in relation to the billing, the term will start to run from the moment the invoice(s) are received. Said act must include the documents justifying the claim or, failing that, copies of the invoices being queried, detailing the certification of services, the items claimed and their amount;

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b) When the claim refers to drawbacks and/or anomalies in respect of the service provision, the term will be computed as of the departure date of the flight in respect of which the claim is being made, with the flight being individualized according to its schedule (aircraft type and registration), item being claimed and reason;

c) In the event of incidents and/or accidents, the term will be calculated from the moment they occur, and should specify the date of the occurrence; its details; administrative and/or judicial authority involved, and the amount being claimed, when applicable. Likewise, all the documentation in the possession of the Transport Company that is related to the event should be included.

A failure to submit the claims within the previously specified deadlines does not imply a waiver or the extinction of the airline’s right to exercise the actions that legally correspond thereto within the prescription terms provided in the substantial Codes.

7.2 FORMS FOR THE PRESENTATION OF THE CLAIM.

The claims should be sent to the Ground Handling Company in a notification signed by an attorney-in-fact and/or Airport Operations Manager of the Transport Company, attaching the claims forms that form an integral part of this Offer; depending on their type, and duly filled out to be: a) delivered to the Commercial Relations Office — TUC-TCA Building 2nd Floor — Ezeiza International Airport, addressed to the Director of Services, or if not, b) by sending an email to the following address comercial@intercargo.com.ar.

The aforementioned claim forms are:

a) Form for Claims about Service, Incident or others.

b) Form for Billing Claims.

Once the claim is received, and in order to start to process it and review the case, the Ground Handling Company will report its acceptance, rejection or request for further information within (5) five business days after the day following its receipt.

After the date of its acceptance, the Ground Handling Company will evaluate the claim made, within a term of 30 calendar days.

The Ground Handling Company may, in the future, authorize other mechanisms for sending in the claims.

Under no circumstances may the Transport Company unilaterally compensate or deduct the claimed items from the invoices issued by the Ground Handling Company. If it should do so, the guidelines set forth in Article 6 -Billing and means of payment – Sub-article 6.2 will apply.

If the claim made by the Transport Company is accepted by the Ground Handling Company, the latter will issue the corresponding credit notes for the acknowledged amount.

ARTICLE 8 – LIABILITY AND COMPENSATION.

8.1 The Ground Handling Company is liable for any damages it causes the Transport Company due to its fault or negligence.

The Insurance Company will be responsible for the repair of the damages and payment of compensations to the extent of the insurance. The sums not paid by the Insurance Company to the Transport Company because

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it is under the franchise agreed between the Ground Handling Company and the Insurance Company, as it is not insured, because of a lack of coverage, corresponding to damages caused by the Ground Handling Company to the Transport Company, always provided they are acknowledged and accepted thereby and by means of the corresponding credit notes.

8.2 Any sum that is not paid by the Ground Handling Company’s Insurance Company shall be paid thereby solely by means of issuing credit notes in favor of the Transport Company, with a maximum amount of USD 200,000 (two hundred thousand U.S. dollars), at the exchange rate in force on the date when the event being claimed occurred. The additional amount that exceeds the aforementioned sum shall be paid by the Ground Handling Company in cash and/or by a bank transfer.

8.3 The Transport Company is responsible for the damages it causes to the Ground Handling Company and third parties when they are produced by its intentional misconduct, fault or negligence. The remediation of the damages and indemnities will be paid by the Insurance Company for as much as the insurance covers. The sums not paid by the Insurance Company to the Ground Handling Company because it is under the franchise agreed between the Transport Company and the Insurance Company, as it is not insured, because of a lack of coverage, or because it corresponds to compensation over and above the coverage limit, corresponding to damages caused by the Transport Company to the Ground Handling Company, will be supported by the Transport Company.

8.4 Both Parties undertake to maintain the corresponding signed policies that cover all the risks inherent in the liabilities set forth in Article 8 of the Main Agreement. Likewise, either of the Parties, when they see fit, will be able to verify the policies taken out by the other party in order to check their term of validity and extension.

8.5 The acceptance of this Offer means that both Parties undertake to hold each other safe and harmless from any claim arising from the fulfillment or breach of their employment and social security obligations under the current regulations; be they administrative, extrajudicial and/or judicial claims that may be made by administrative personnel, technicians, contractors and/or subcontractors that they use, either permanently or occasionally, to perform their activity.

ARTICLE 9 - VALIDITY, AMENDMENT AND RESCISSION.

9.1 This Offer will be valid for two (2) years after the acceptance of this offer. Said term will be automatically renewed for one (1) year more, unless reliable express notification is given by either of the parties at least sixty (60) calendar days in advance of its expiration.

Both parties shall have the power to terminate this proposal after it has been accepted, in full or in part, without any need to cite grounds and without generating any right to claim any indemnity or compensation whatsoever, except for everything the Transport Company owes the Ground Handling Company. The termination will enter into effect thirty (30) calendar days after the reliable notification is sent for that purpose.

9.2 In the event of a breach of the payment conditions set forth in Article 6- Subclause 6.2, the Ground Handling Company may unilaterally terminate the legal effects of the acceptance of this proposal after a demand for payment sent 15 calendar days in advance.

9.3 Any notification referred to in this article 9 and/or for any other grounds given by one of the Parties will be deemed valid if reliably communicated to the legal addresses, even if they are not received by anyone.

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9.4 In the event that the permits or other authorizations granted to the Transport Company for its air Transport services are revoked, annulled or suspended, in full or in part for any reason, the Ground Handling Company may terminate the legal effects of the acceptance of this Offer and, to this end, it must reliably notify its decision to the other party. The termination thus produced shall become binding after the day when the communication is received, without any right whatsoever for compensation in favor of the Ground Handling Company.

9.5 In the event that the permits or other authorizations granted to the Ground Handling Company for the provision of the services involved with this Offer are revoked, annulled or suspended, in full or in part for any reason, the Transport Company may terminate the legal effects of its acceptance, and, to this end, it must reliably notify its decision to the other party. The termination thus produced shall become binding after the day when the communication is received, without any right whatsoever for compensation in favor of the Transport Company.

9.6 Either of the Parties may terminate the legal effects of the acceptance of this Offer, if the other party: (i) is subject to insolvency and/or bankruptcy proceedings and/or an out-of-court workout and/or is under receivership; (ii) has been subject to the total or partial judicial administration of its assets; (iii) significantly lowers the composition of its assets or significantly increases its liabilities; (iv) transfers all or a significant part of its assets to creditors. The termination will become binding after the day when the communication sent by reliable means is received.

9.7 Both the Ground Handling Company and the Transport Company will be deemed released from the fulfillment of their obligations by any of the following circumstances, always provided they immediately notify the other party:

- Labor disputes that imply the complete or partial interruption of the service or delay in its execution;

- Acts of force majeure or other types that are outside the control of the Parties.

9.8 In the event of total or partial termination of this Offer by advance notice or in any other way, such termination will be understood to be without prejudice to the rights and responsibilities of one or another contracting party that may have emerged before the termination.

9.9 During the term of validity of the legal effects of the acceptance of this Offer, the Ground Handling Company may vary the fees it receives for the provision of its services, in accordance with what is established herein:

a) The fees that are regulated by the competent authority will be applied to the services provided by the Ground Handling Company, in compliance with the conditions of validity of the standards that said authority passes to that end.

b) For the rest of the fees, the Ground Handling Company should send the Transport Company the new proposal, at least 15 (quince) calendar days in advance. The new fees will not apply during that period but will enter into effect once said term has expired.

ARTICLE 10 - JURISDICTION.

For all legal intents and purposes arising from the interpretation and/or execution of this Offer and acceptance, the Parties submit to the jurisdiction of the Federal Civil and Commercial Courts of the

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Autonomous City of Buenos Aires, waiving their entitlement to any other venue or jurisdiction.

ARTICLE 11 - CONFIDENTIALITY.

None of the Parties connected with this Offer and its acceptance may reveal to third parties the information contained in this Proposal to third parties without the other Party’s prior authorization, unless said information is specifically requested under an applicable law, government standards or controlling authorities, in which case, the other Party will be notified, attaching the documentation that supports the request received.

ARTICLE 12 - STAMP TAX.

In the event of having to pay the stamp tax, it will be borne by the Transport Company and the Ground Assistance Company, in equal parts.

All the terms and conditions of this proposal will be deemed accepted if the Transport Company sends Ground Handling Company an acceptance note signed by an attorney-in-fact with sufficient powers, expressing their approval.

Having nothing further to add, we send you our greetings.

[stamp:] GUILLERMO TAGLIAFERRI - ATTORNEY-IN-FACT OF INTERCARGO S.A.U. [signature]

[stamp:] MATIAS SAVOCA - ATTORNEY-IN-FACT FOR INTERCARGO S.A.U. [signature]

[signature] [signature]	Page 14

ANNEX B-I

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SERVICES AND ELEMENTS INCLUDED IN THE BASIC SERVICE FEE IN ACCORDANCE WITH THE PROVISIONS OF THE AIC FEE SCHEDULE ANAC RESOLUTION No. 632/ 2019 OR THE ONE THAT AMENDS OR REPLACES IT IN THE FUTURE
SERVICES THAT ARE PROVIDED IN A STANDARD FORM		OBSERVATIONS
Section 3 - Ramp services
3.1.1	Baggage handling in: 1. Baggage sorting area 2. Other locations as specified in Annex B	Does not include the porter service at the counter/door in departures (reception at check in) or on arrival
3.1.4	Prepare for delivery on flights a) Loose baggage b) Unit Load Devices (ULDs)	Any reinforcement of personnel for the performance of the job will be treated as an additional service
3.1.6	Unloading a) Loose baggage b) Unit load devices (ULDs)	Under the supervision of the Transport Company’s personnel or the person who it appoints
3.1.8	Baggage transport a) Providing b) Organizing 1. Sorting of the baggage to be transported 3. Transport of transfer baggage to the sorting area of the receiving transport	Under the supervision of the Transport Company’s personnel or the person who it appoints Conveyor belt equipment
3.1.9	Baggage handling for the cabin crew and passengers
3.2.1	a) providing b) organizing Signposting of arrivals and/or departures	does not include wingtip signalers: The use of this service is mandatory, in accordance with valid regulations, and is in addition to the basic service fee
3.3.1	a) Providing b) Positioning and/or removing chocks
3.3.2	a) Providing b) Positioning and/or removing

ANNEX B-I

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6. Safety cones
3.6.1	a) Providing b) Organizing c) Operating 1. Passenger steps 2. Flight cabin steps
3.6.3	a) Providing b) Organizing c) Operating Loading and/or unloading equipment
3.6.4	a) Providing b) Organizing Delivery and collection of: 1. Baggage 2. Elements for motorized assistance at the doors of the aircraft or at other agreed points
3.6.5	a) Providing b) Organizing transport for: 1. Baggage 2. Cargo in general 4. Email 6. The Transport Company’s mail between the points agreed in the airport	Conveyor belt equipment Equipment for transporting warehouse cargo Equipment for transporting mail
3.6.6

a) Unloading the aircraft, returning fastening material to the Transport Company.

c) Loading and securing the cargo in the aircraft

d) Redistributing the cargo in the aircraft

e) Operating the cargo system inside the aircraft

The Transport Company should keep the aircraft’s cargo systems in a proper operational state.

According to the instructions of the Transport Company, this does not include the fastening material. The fastening elements will be provided by the Transport Company.

ANNEX B-I

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The Transport Company must deliver the document, "Loading instruction report," to the Ground Handling Company, on both the flight’s arrival and departure. The Transport Company should specify the unit of measurement for the LIR or similar document (Kilos, pounds, etc.).

3.6.7	Opening, closing and securing the doors of the aircraft’s storerooms \ a) smaller storeroom of the aircraft b) main storeroom of the aircraft	Always under the supervision and instructions of the Transport Company
3.6.9	a) Providing b) Organizing Protection of all the elements that require special handling during: 1. Loading/Unloading 2. Transport from the aircraft to a designated point in the airport	This only applies to baggage and mail in the face of adverse weather conditions – does not include protection material (e.g., nylon, tarpaulins, blankets, etc.)

ANNEX B-I

3.11	Bathroom service 3.11.1 a) Providing b) Organizing 1. Maintenance (emptying, cleaning, and replacement of liquids)
3.12	Water service: 3.12.1 (a) Providing (b) Organizing 1. Drainage tanks 2. replacement of tanks (water level as specified in annex B)

Signature Clarification Position INTERCARGO S.A.U.	[stamp:] MATIAS SAVOCA - ATTORNEY-IN-FACT FOR INTERCARGO S.A.U. [signature]	[stamp:] GUILLERMO TAGLIAFERRI - ATTORNEY-IN-FACT OF INTERCARGO S.A.U. [signature]

ANNEX B-II

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SERVICES AND ELEMENTS NOT INCLUDED IN THE FEE FOR THE BASIC SERVICE THAT IS ADDITIONALLY PROVIDED AND DESCRIBED BY WAY OF ILLUSTRATION
DESCRIPTION OF THE SERVICE	OBSERVATIONS
Section 2 - Passenger services
2.1.3

When requested by the Transport Company:

a) Providing

b) Organizing

Special equipment, facilities and especially trained personnel for the assistance of:

2) People with reduced mobility

6) Others that are specified

Personnel to ferry wheelchairs for passengers with reduced mobility. Wheelchairs are allocated according to availability.

Unskilled labor not included in the basic service fee: Unskilled labor to support scanning baggage and cargo / personnel to help at the check-in counter / personnel for baggage reconciliation; label control on operating apron / personnel to support the check-in conveyor / labor to ferry baggage on the operating apron from the conveyor to the claim area, from Customs; for baggage in transit / labor for handling packages and large items of baggage at the side door

Under the direction and presence of the personnel of the Transport Company or as per the provision of the enforcement authority. Applicable to both baggage and cargo.

Depending on the operational feasibility of each airport.

ANNEX B-II

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Section 3 - Ramp services
3.4.1	a) Providing b) Organizing c) Operating 1. Ground power unit (G.P.U.)
3.4.1	a) Providing b) Organizing c) Operating 3. Refrigeration unit
3.4.1	a) Providing b) Organizing c) Operating 4. Heating unit
3.4.1	a) Providing b) Organizing c) Operating 5. Air start unit (pneumatic start-up/bottle of compressed air)

ANNEX B-II

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3.6.1	a) Providing b) Organizing c) Operating 3. Boarding bridge
3.6.2	a) Providing b) Organizing 1 . Passengers 2 . Cabin crew Transport from the aircraft to the airport
3.8.1	Moving the aircraft a) Providing • b) Organizing 1. Towing and reversing the aircraft 2. Towing the aircraft between other points

The tow bar must be put in place and removed by personnel from the Transport Company.

The Transport Company should provide a skilled person in the plane’s cabin and another on the ground, who will be responsible for the operation.

3.8.2	b) tow bar delivered by the Ground Handling Company	For aircraft that do not operate regular flights, the tow bar shall be provided by the Transport Company, if the Ground Handling Company does not have one.

ANNEX B-II

OTHER SERVICES WHERE THE FEES PER ISOLATED COMPONENT STIPULATED IN THE CURRENT AIC FEE SCHEDULE ANAC RESOLUTION No. 632/2019 APPLY OR THE ONE THAT AMENDS OR REPLACES IT IN THE FUTURE
WITHOUT/No.	OTHER ADDITIONAL SERVICES

A) ASSEMBLY OF PALLET STACK OUTSIDE THE FISCAL WAREHOUSE;

B) TRANSFER TO/FROM BONDED WAREHOUSE

C) SEARCH FOR PALLETS LOCATED TOGETHER OR DISPERSED AROUND THE AIRPORT.

The services and/or elements used for these activities may, among other things, include: light tractor, dolly, forklift, labor depending on the quantity and time required.

The nets or slings used for this provision must be provided by the Transport Company.

In accordance with the operational Feasibility of each airport.

Signature Clarification Position INTERCARGO S.A.U.	[stamp:] MATIAS SAVOCA - ATTORNEY-IN-FACT FOR INTERCARGO S.A.U. [signature]	[stamp:] GUILLERMO TAGLIAFERRI - ATTORNEY-IN-FACT OF INTERCARGO S.A.U. [signature]

ANNEX B III

1- STANDARDS FOR ENSURING QUALITY AND OPERATIONAL SAFETY FOR GROUND OPERATIONS.

These are based on the internal operating procedures, manuals of INTERCARGO S.A.U. and international bodies (IATA-OACI) that are applied to execute the controls over the service provided on the ramp.

The basic goals of these standards are:

- To improve the technical safety of the ground operations.

- To improve the quality of the service.

- To standardize processes for the optimization of resources and efficiency of the operation.

The most relevant headings in relation to the technical safety of the ground operations are as follows:

- Prevention of hazards in ground operations that affect operational safety.

- Prevention of damage to aircraft and equipment.

- Prevention of acts of unlawful interference.

- Prevention of injuries to personnel.

- Response to incidents and accidents.

Among the benefits obtained with these standards, it is worth mentioning:

- Reduction of incidents (Aircraft) and accidents (People / Equipment).

- Decreased injuries to personnel.

- Reduction in damage on the ground.

- Better use of human resources/equipment.

- Better communication and better work environment.

- Improved quality standards.

- Optimized supervision of technical safety.

2- MEMORANDUM OF UNDERSTANDING ABOUT SERVICE PROVISION STANDARDS.

This memorandum is entered into by the representatives of the Transport Company and the representatives of the Ground Handling Company in the "Ministro Pistarini Ezeiza International Airport," in respect of the standards for the provision of the ground services contracted between both parties. The service provision standards described below are subject to "the Transport Company" operating on schedule and there being no factors that arise outside the control of "the Ground Handling Company."

The fulfillment of the service provision standards must never compromise safety procedures.

RAMP SERVICES.

Arrival/Departures:

- The work group and the equipment are present on the apron assigned beforehand to the ETA - ETD. The jetway area is free from obstructions.

- The Surface of the hydrant is suitable for movements (Arrival/Departure) of the aircraft.

- Equipment and vehicles are not in the path of the plane’s arrival/departure.

- Image of the personnel (attitude, use of uniform) and the equipment (cleanliness).

- Correct use of credentials, ear protection, vest and footwear.

- Correct use of gloves and lumbar belts.

- Main Signaler (use of vest and light batons).

- Wingtip signalers (use of vest and light batons).

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- Correct placement of the beacon lighting cones.

- Preventive brake test.

- Use of signaler on approximation equipment (Lifting Platform, Motorized steps, etc.).

- Use of signaler on reversing equipment, use of chocks (Water truck, sanitation truck).

- The equipment operates at the regulated speed (night flights have lights).

- Correct handling and stowage of the baggage.

- The items of equipment are well placed, when they have the engine on and their operator is present. The fuel truck’s way out is free from equipment and obstacles.

- Proper treatment of equipment, airplane drawings, standardized procedures; erection of railings/placement of chocks and signalers on belts/steps.

- Check that the telescopic gangway and equipment have been undocked from the plane upon departure.

- Make sure that there is space between the plane and facilities for it to circulate on its path.

- Ensure that the nose gear chocks are removed from the aircraft wheels once the tractor and boom are connected and the departure order given.

- Check that the parking brake on the trailer is activated once the plane is docked and the parking brake signal given to the aircraft.

- Check that the trailer is aligned to the airplane’s centerline.

- Check that the bar wheels are retracted when the aircraft departs.

- Check that the tow tractor is in its proper driving gear.

- Observe that the brake release signal is on before towing the plane.

- Confirm that when the speed is reduced or the brakes applied on a towing, this is done softly.

- Identification of potential operational risks for the application of the assessment and control thereof.

The compliance percentage of the aforementioned items will be 80%. For said percentage, possible deviations due to unforeseen causes must be taken into consideration.

On the basis of the aforementioned standards, the Ground Handling Company and the Transport Company may, after this offer letter is signed, determine in meetings held between the operating representatives, the satisfactory time parameters for the provision of the Ground Handling Services.

If the Transport Company does not agree to request the time for the aforementioned standards, the Ground Handling Company shall be strictly governed by the Ramp Operations Manual (Rev02 - Date of review 09/20/2019) approved by the aviation authority ANAC (National Civil Aviation Administration).

For all purposes, unless otherwise specified, the current average operating times of INTERCARGO S.A.C. will apply to baggage loading and unloading operations per aircraft type, according to the graphs detailed in item 4 of this Annex.

3- COORDINATION FOR THE BEST SERVICE PROVISION:

3.1 OPERATIONAL MEETINGS. The Ground Handling Company undertakes to hold periodic meetings with the Transport Company to evaluate the development of the operations and implement the relevant measures to correct, rectify or minimize any drawbacks that arise, as well as to deal with matters connected with the apron operations and operational safety, among other things.

Both parties undertake to appoint suitable personnel for that purpose and to exchange all the information that facilitates the implementation of the proper measures. Said meetings, as well as a summary of the topics covered, will be formalized in Minutes of the Meeting that will be drawn up by the Transport Company, which will proceed, in each case, to forward a draft of this document to the Ground Handling Company, prior to its approval. Said Minutes may be issued by notification or email to Intercargo’s Operations Management and Prevention, Protection and Safety Management. In the latter case, the approval and/or changes in order to

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be able to issue the definitive minutes will be made through the same channel. The purpose of issuing Meeting Minutes is to improve quality and operational safety and corresponds to what is required by Intercargo’s Regulatory Manuals. If necessary, as an exception, the afore-described circuit may be reversed, with Operations Management and Prevention, Protection and Safety Management being the people who draw up the Meeting Minutes and forward them for their approval. In this case, said circuit will be deemed valid for the purposes of the fulfillment of the quality and operational safety procedures implemented by the Ground Handling Company.

3.2 OPERATING MANUALS. The Ground Handling Company undertakes to disseminate the current versions of its manuals and instructions about operating standards, approved by the enforcement authority, when they are required by the Transport Company.

The Transport Company undertakes to deliver the current versions of the Operating Manuals to the Ground Handling Company, as well as to keep said versions up to date. The Ground Handling Company undertakes to receive them, ensuring their implementation when they do not conflict with the applicable regulations established by the Aviation Authorities and international safety standards.

The Operations and Safety area shall, together with the Commercial area of the Ground Handling Company, determine the feasibility of the provision of the services and operational modalities set forth in the Operations/Safety Manual received from the Transport Company and that are special or different from the ones established in the procedures of the Ramp Operations Manual (MOR) belonging to the Ground Handling Company. If the implied provision complies with the operational feasibility requirements, as well as with the airport and operational safety standards, it will be applied directly, always provided it does not generate any additional cost whatsoever for the parties. If it is determined that its application affects the cost structure of the basic ramp service and is considered in addition thereto, it will be quoted in advance to the Transport Company, in accordance with the provisions of item 3.2 OTHER SERVICES of the Standard Agreement and the formal approval of both parties will be required to proceed with its instrumentation.

If the Transport Company does not deliver its Operating Manual, the Ground Handling Company will be strictly governed by its Ramp Operation Manual (MOR) that has been approved by the Enforcement Authority. In this case and in order to fully comply with the obligations of this section, the Transport Company must formally notify the Ground Handling Company of such decision, either by Note, Mail or Sita, wherein the fact that the delivery will not be made is stated in detail.

In the operational meetings that are held in accordance with the above, the forms for the evaluation of the fulfillment of the aforementioned standards may be required, whose model is described in item 5 of this Annex.

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4- TIME GRAPHS FOR DISPATCHING BAGGAGE ACCORDING TO PLANE TYPE.

- AVERAGE DISPATCHES OF THE FIRST BAGGAGE:

B737-800
00:16:22
B737-200
00:17:02
A321
00:14:53
A320
00:16:15
B777-300
00:18:34
B777-200
00:19:07
B767-400
00:15:16
B767-300
00:15:50
B767-200
00:15:39
B747-400
00:18:37
A340-600
00:16:08
A340-300
00:16:06
A340-200
00:13:38
A330-200
00:17:43
00:00:00
00:10:00
00:20:00

- AVERAGE DISPATCHES OF THE LAST BAGGAGE:

B737-800
00:24:11
B737-200
00:24:30
A321
00:32:27
A320
00:23:42
B777-300
00:33:42
B777-200
00:39:44
B767-400
00:25:54
B767-300
00:27:53
B767-200
00:25:51
B747-400
00:39:39
A340-600
00:37:10
A340-300
00:30:21
A340-200
00:26:42
A330-200
00:32:14
00:00:00
00:20:00
00:40:00

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TOTAL UNLOADING TIME PER TYPE OF PLANE.

00:45:00
00:22:30
00:00:00
00:29:27
00:25:01
00:30:56
00:41:22
00:40:36
00:27:34
00:30:30
00:28:32
00:39:00
00:34:17
00:20:27
00:29:15
00:21:11
00:19:31
A330 200
A340 200
A340 300
A340 600
B747 400
B767 200
B767 300
B767 400
B777 200
B777 300
A320
A321
B737 200
B737 300
B737 800

TOTAL LOADING TIME PER TYPE OF PLANE.

01:20:00
00:40:00
00:00:00
00:46:55
00:35:24
01:03:26
00:56:45
01:07:27
00:48:19
00:45:39
00:41:00
00:55:36
01:09:50
00:34:11
00:44:17
00:36:05
00:32:39
A330 200
A340 200
A340 300
A340 600
B747 400
B767 200
B767 300
B767 400
B777 200
B777 300
A320
A321
B737 200
B737 300
B737 800

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Embraer

Total unloading time

Total loading time

AVERAGE UNLOADING AND LOADING TIME PER TYPE OF CARGO PLANE.

MD11
1:16:55
0:57:30
B747
1:19:05
0:57:42
B767
0:48:32
0:31:00
B727
0:32:34
0:28:23
0:32:30
0:26:39
0:00:00
0:45:00
1:30:00

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5- CHECKLIST.

1- Group/equipment present on the apron prior to the ETA - ETD, obstacle-free jetway area.
2- Suitable hydrant area for mov. Arrival/departure of the plane.
3- Equipment and vehicles are not to be found in the path of the plane’s arrival/departure.
4- Image of the personnel (attitude, use of uniform) and the equipment (cleanliness).
5- Use of credentials, ear protection, vest and footwear.
6- Use of gloves and lumbar belts.
7- Main Signaler (use vest, light batons).
8- Wingtip signalers (use of vest, light batons on night flights).
9- Correct placement of the beacon lighting cones.
10- Preventive brake test.
11- Signaler on approximation equipment a) Lifting platform b) Motorized stairs, etc.
12- Signaler on backing equipment. Use of chocks, a) water truck b) sanitation truck.
13- The equipment operates at the standardized speed (night flights have lights).
14- Correct handling and stowage of the baggage.
15- Well-positioned equipment; engine on, their operator present; fuel truck with free departure.
16- Correct treatment of equipment, drawings of the airplane, standardized procedures; placement of railings/chocks and signalers on belts/stairs.
17- Check that the telescopic gangway and equipment are undocked from the plane upon departure.
18- Make sure that there is space between the plane and facilities for it to circulate on its path.
19- Ensure that the nose gear chocks are removed from the aircraft wheels once the tractor and boom are connected and the departure order given.
20- Check that the parking brake has been activated on the trailer once the plane is docked and the parking brake signal has been given to the aircraft.
21- Check that the trailer is aligned to the airplane’s centerline.
22- That on the departure of the aircraft, the bar wheels are retracted.
23- Check that the tow tractor is in its proper driving gear.
24- Observe that the brake release signal is on before towing the plane.
25- Confirm that when the speed is reduced or brakes applied on a towing, this is performed softly.
26- Identification of potential operational risks for the application of the assessment and control thereof.

Blank box = done

X = partially or totally not done

na = does not apply

Fulfillment %

Signature Clarification Position INTERCARGO S.A.U.	[stamp:] MATIAS SAVOCA - ATTORNEY-IN-FACT FOR INTERCARGO S.A.U. [signature]	[stamp:] GUILLERMO TAGLIAFERRI - ATTORNEY-IN-FACT OF INTERCARGO S.A.U. [signature]

ANNEX B-IV A - Form for claims about Services, Incidents or others.

Flight data
Company
Flight No.
Aircraft
Registration
Date

Claim data
Cause of claim (choose one of the following options)
Services	Incident	Others
Certification No.
Invoice No.
Item

Description of the facts and arguments that support the claim
Breakdown of the claim

Documents that are attached on submission of the claim

Data of the client filling out this form

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ANNEX B-IV B - Form for Billing claims

Company	Invoice	Certification No.	Flight No.	Date of flight	Stopover	Service/code	Breakdown of the claim	Invoiced amount	Claimed amount

Data of the client filling out this form

[stamp:] MATIAS SAVOCA - ATTORNEY-IN-FACT FOR INTERCARGO S.A.U. [signature]	[stamp:] GUILLERMO TAGLIAFERRI - ATTORNEY-IN-FACT OF INTERCARGO S.A.U. [signature]

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Buenos Aires, December 10, 2021.

For the attention of:

INTERCARGO S.A.U.

Int. Airport Ministro Pistarini Ezeiza

S. / D.

Re: "Ground Handling Agreement - Simplified Procedure Annex B for International Flights" dated April 19, 2021.

To whom it may concern:

We are writing to you in your position as attorneys-in-fact of FB Líneas Aéreas S.A. Taxpayer’s No. 30-71541893-9, incorporated in accordance with the laws of the Argentine Republic and with its address at Av. Del Libertador 6343, 2nd Floor, Autonomous City of Buenos Aires, in order to inform you that the terms and conditions of the reference document are considered accepted.

[signature]

Eduardo Gaspari
Attorney-in-Fact

[signature]

María Cecilia Ramperti
Attorney-in-Fact

Doc ID: 47e1f1fb2184dbca94892c751c527b5938627077

Audit log

TITLE	ITC
FILE NAME	Modelo de nota po...rta Reversal.docx
ID. OF THE DOCUMENT	47e1f1fb2184dbca94892c751c527b5938627077
FORM DATE REG. AUDIT.	MM / DD / YYYY
STATE	• Completed

Document history

SENT	12 / 10 / 2021 22:53:06 UTC	Sent for signing to Eduardo Gaspari (eduardogaspari@flybondi.com) and Maria Cecilia Ramperti (ceciliaramperti@flybondi.com) by agustinojea@flybondi.com. IP: 190.18.86.141

VIEWED	12 / 14 / 2021 15:08:17 UTC	Viewed by Eduardo Gaspari (eduardogaspari@flybondi.com) IP: 200.41.231.186

SIGNED	12 / 14 / 2021 15:08:28 UTC	Signed by Eduardo Gaspari (eduardogaspari@flybondi.com) IP: 200.41.231.186

VIEWED	12 / 21 /2021 02:58:24 UTC	Viewed by Maria Cecilia Ramperti (ceciliaramperti@flybondi.com) IP: 181.171.246.150

SIGNED	12 / 21 /2021 02:58:38 UTC	Signed by Maria Cecilia Ramperti (ceciliaramperti@flybondi.com) IP: 181.171.246.150

COMPLETED	12 / 21 /2021 02:58:38 UTC	The document was completed.

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